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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06362

Invesco Municipal Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Municipal Trust

NYSE: VKQ

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
25 Financial Statements
28 Notes to Financial Statements
34 Financial Highlights
36 Auditor's Report
37 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco Municipal Trust (the Trust) for the fiscal year ended February 28, 2014. The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. The main driver of the Trust’s return on an NAV basis was its exposure to the long end of the yield curve.

Performance

Total returns, 2/28/13 to 2/28/14

Trust at NAV	-2.09%
Trust at Market Value	-8.74
Barclays Municipal Bond Index‚*	-0.21
Market Price Discount to NAV as of 2/28/14	-8.33

Source(s): ‚Lipper Inc.

*	Effective February 28, 2014, after the close of the fiscal year, the Trust will adopt a three-tier benchmark structure to compare its performance to broad market, style-specific and peer group market measures. The S&P Municipal Bond Index will represent the Trust’s broad market benchmark instead of the Barclays Municipal Bond Index as the S&P Municipal Bond Index more closely reflects the performance of the broad US municipal bond market. The S&P Municipal Bond 5+ Year Investment Grade Index and Lipper General & Insured Leveraged Municipal Debt Funds Index will become the Trust’s style-specific and peer group benchmarks, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

  Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk- tolerant long-term investors.

How we invest

The Trust seeks to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

    We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20% of its net assets in non-investment-grade and unrated securities that we determine to be of comparable quality. From time to time, we may invest in municipal securities that pay interest subject to the federal alternative minimum tax.

    We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	87.8%
General Obligation Bonds	8.7
Pre-Refunded Bonds	3.1
Other	0.4

Total Net Assets
Applicable to Common Shares	$736.5 million
Total Number of Holdings	619

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

Top Five Fixed Income Holdings
1.	New Jersey (State of) Economic Development Authority; Series 1992	5.6%
2.	New York & New Jersey (States of) Port Authority; One-Hundred Fourty-Fourth Series 2006	2.2
3.	Ohio (State of) Air Quality Development Authority (Dayton Power); Series 2006	2.1
4.	Chicago (City of) (O’Hare International Airport); Series 2005 A	1.7
5.	Ohio (State of) Higher Educational Facility Commission (Hospital University); Series 2007	1.4

securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

    Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2014, the municipal bond market returned -0.21%1, as measured by the Barclays Municipal Bond Index, the Trust’s benchmark. Record outflows from municipal bond funds, driven by concerns over rising interest rates and high-profile credit events, resulted in a challenging year for municipal bond investors. The $67 billion2 in municipal bond fund redemptions between March and December 2013 was in stark contrast to inflows of $65 billion2 and strong performance for the asset class over the prior two years.

    Shortly after the fiscal year began, investors became apprehensive that the US Federal Reserve (the Fed) would reduce its asset purchase program, known as quantitative easing (QE), as the US economy improved. Concerned that Fed action would cause interest rates to rise and bond prices to fall, investors began trimming their allocations to fixed income investments, including municipal bonds. The rate of outflows increased dramatically in June following comments made by then-Fed Chairman Ben Bernanke on the timing for tapering QE.

    Over the summer of 2013, several high-profile credit events had an adverse impact on the municipal bond market. These included downgrades to the credit ratings of Chicago debt on pension concerns, Detroit filing the largest municipal bankruptcy in US history3 and increased uncertainty about the financial condition of Puerto Rico.

    The market received a two-month reprieve in September when the Fed decided not to reduce QE, although it reversed that decision in December when it announced that it would decrease its asset purchases by $10 billion per month, beginning in January 2014.4 A final headwind for the municipal bond market was significant tax-loss selling of municipal bonds in December to offset gains from strong equity returns during 2013.

2                         Invesco Municipal Trust

    In the first two months of 2014, the municipal bond market turned positive. Softer economic data reduced expectations for hawkish Fed action. Relatively high yields on municipal bonds, coupled with higher personal income tax rates and improving municipal fundamentals, drew investors back to the asset class. Net positive fund flows in January and February, combined with limited supply of new issuance, produced strong returns in the final two months of the fiscal year.

    During the fiscal year, the largest driver of Trust performance relative to its benchmark was an overweight position in longer-maturity bonds. This position had a negative impact on relative performance as investors sold longer-dated bonds on concerns over rising interest rates. Security selection in the intermediate-to-long end of the yield curve was positive and helped partially offset the impact of rising rates.

    At a sector level, hospitals, the Trust’s largest sector and largest overweight position, contributed to relative performance. An overweight allocation and security selection in the special tax sector detracted from relative performance for the fiscal year, as did the Trust’s position in Puerto Rico bonds.

    One important factor affecting the Trust’s performance relative to its benchmark was the use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust achieved a leveraged position through the use of inverse floating rate securities and Variable Rate Muni Term Preferred (VMTP) shares. Inverse floating rate securities or Tender Option Bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be efficient means to manage duration, yield curve exposure and credit exposure, and potentially can enhance yield. At the close of the reporting period, leverage accounted for 38% of the Trust’s total assets and it detracted from returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    As stated earlier, the Trust trades at a market price that may be at a premium or discount to NAV. Throughout most of the fiscal year and at the end of the reporting period, the Trust traded at a discount to its underlying NAV.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s common shares.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. As a result, the Trust’s ability to utilize TOBs for leverage purposes may be adversely affected.

    Thank you for investing in Invesco Municipal Trust and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Morningstar
3	Source: Moody’s
4	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Robert Wimmel Portfolio manager, is manager of Invesco Municipal Trust and head of Investment
Grade Municipals for Invesco. He joined Invesco in 2010. Mr. Wimmel was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Trust in 2001. He earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

Thomas Byron Portfolio manager, is manager of Invesco Municipal Trust. He joined Invesco in 2010.
Mr. Byron was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Trust in 2000. He earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal
Trust. He joined Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2009. He earned a BS in finance from the University of Illinois at Chicago.

3                         Invesco Municipal Trust

Supplemental Information

Invesco Municipal Trust’s investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment-grade US municipal bonds seeks to measure the performance of US municipals whose maturities are greater than or equal to 5 years.
■	The Lipper General & Insured Leveraged Municipal Debt Funds Index is an unmanaged index considered representative of general and insured leverage municipal debt funds tracked by Lipper. These funds either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

4                         Invesco Municipal Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                         Invesco Municipal Trust

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–161.02%(a)
Alabama–1.04%
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS–AGC)(b)(c)	5.00%	06/01/39	$2,150	$2,223,638
Birmingham (City of) Airport Authority; Series 2010, RB (INS–AGM)(b)	5.25%	07/01/30	1,650	1,768,734
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/43	1,725	1,477,601
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	1,950	2,162,296
				7,632,269

Alaska–0.51%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(c)	5.50%	10/01/41	3,160	3,408,566
Matanuska-Susitna (Borough of) (Public Safety Building Lease); Series 2000, COP (INS–AGM)(b)	5.75%	03/01/16	370	371,784
				3,780,350

Arizona–3.39%
Arizona (State of) Transportation Board;
Series 2008 B, Highway RB	5.00%	07/01/25	1,700	1,942,573
Series 2008 B, Highway RB(c)	5.00%	07/01/26	2,545	2,901,275
Series 2011 A, Ref. Sub. Highway RB(c)	5.25%	07/01/32	2,500	2,812,825
Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network); Series 2005, Ref. Hospital RB	5.00%	12/01/35	1,090	1,097,390
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	500	513,250
Series 2010, RB	5.13%	05/15/40	1,100	1,131,130
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(b)	5.25%	01/01/32	1,035	1,058,339
Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB(d)	5.00%	07/01/14	2,150	2,184,594
Navajo County Pollution Control Corp.;
Series 2009 C, PCR(d)	5.50%	06/01/14	625	632,563
Series 2009 E, PCR(d)	5.75%	06/01/16	715	786,157
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	640	567,558
Series 2009, Education RB	7.13%	01/01/45	610	542,198
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/42	2,170	2,210,253
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2007, Water & Wastewater RB(e)	6.55%	12/01/37	2,300	2,317,158
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB(c)	5.00%	01/01/28	2,050	2,289,522
University Medical Center Corp.; Series 2005, Hospital RB	5.00%	07/01/35	900	905,157
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.25%	08/01/32	1,060	1,110,244
				25,002,186

California–13.38%
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease CAB RB (INS–AGM)(b)(f)	0.00%	09/01/20	4,000	3,396,160
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004 A, Tax Allocation RB (INS–SGI)(b)	5.25%	09/01/35	2,100	2,018,898
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)	5.00%	04/01/39	6,000	6,473,040
Series 2009 F-1, Toll Bridge RB(c)	5.00%	04/01/34	2,500	2,729,700
Series 2009 F-1, Toll Bridge RB(c)	5.13%	04/01/39	4,000	4,372,000
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(f)	0.00%	08/01/28	800	459,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water System RB(c)	5.00%	12/01/24	$775	$894,660
Series 2008 AE, Water System RB(c)	5.00%	12/01/25	975	1,119,427
Series 2008 AE, Water System RB(c)	5.00%	12/01/26	975	1,115,946
Series 2008 AE, Water System RB(c)	5.00%	12/01/27	575	649,647
Series 2008 AE, Water System RB(c)	5.00%	12/01/28	975	1,099,868
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/34	1,000	1,117,430
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/26	1,000	1,145,420
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB(e)	5.30%	08/01/23	1,655	1,690,218
Series 2008 K, Home Mortgage RB(e)	5.45%	08/01/28	3,700	3,747,730
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(e)(g)	5.00%	07/01/27	1,375	1,427,140
Series 2012, Water Furnishing RB(e)(g)	5.00%	07/01/30	1,600	1,627,184
Series 2012, Water Furnishing RB(e)(g)	5.00%	07/01/37	3,535	3,510,679
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2002 B, Solid Waste Disposal RB(e)	5.00%	07/01/27	1,000	1,034,200
California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	1,800	1,815,480
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2009 A, RB	5.00%	04/01/19	1,300	1,539,746
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/31	1,150	1,327,319
Series 2009 A, Ref. Economic Recovery Unlimited Tax GO Bonds	5.25%	07/01/21	1,900	2,275,763
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	02/01/32	2,100	2,276,232
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/30	2,050	2,313,753
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	1,900	2,006,628
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/35	2,880	3,216,269
Series 2013, Ref. Unlimited Tax GO Bonds	5.00%	10/01/24	2,575	2,936,298
Series 2013, Ref. Various Purpose Unlimited Tax GO Bonds	5.25%	09/01/30	1,500	1,725,810
Daly City (City of) Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Ref. Third Tier Mobile Home Park RB	6.50%	12/15/47	425	418,094
Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	4,000	3,965,320
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS–FGIC)(b)	5.00%	06/01/35	5,000	5,014,450
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/30	2,875	3,057,677
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,000	1,103,370
Los Angeles Unified School District (Election of 2002); Series 2009 D, Unlimited Tax GO Bonds	5.00%	07/01/22	1,200	1,398,588
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(g)	5.50%	03/01/18	100	106,170
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/39	1,125	1,159,504
Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/40	2,300	2,364,607
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(c)	5.00%	08/01/36	4,110	4,452,610
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 F, Ref. Second Series RB(e)	5.00%	05/01/25	775	858,282
Series 2011 F, Ref. Second Series RB(e)	5.00%	05/01/26	1,550	1,698,583
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); SubSeries 2011 A, Water RB(c)	5.00%	11/01/36	3,360	3,624,902
San Francisco (City & County of) Public Utilities Commission; Series 2012, Water RB	5.00%	11/01/33	2,250	2,472,097
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.50%	09/01/32	685	711,537
Southern California Metropolitan Water District; Series 2009 A, RB	5.00%	01/01/34	2,500	2,766,775
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	2,100	2,318,715
				98,553,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–4.39%
Colorado (State of) Board of Governors; Series 2012 A, University Enterprise System RB	5.00%	03/01/41	$3,850	$4,102,098
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS–AGM)(b)(c)	5.00%	09/01/36	4,875	5,015,108
Colorado (State of) Health Facilities Authority (Evangelical Lutheran);
Series 2004 A, RB	5.25%	06/01/34	1,000	1,001,150
Series 2005, Health Facilities RB	5.00%	06/01/35	2,790	2,798,649
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/27	295	261,925
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/37	355	294,178
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/34	1,100	1,163,074
Series 2010, Private Activity RB	6.50%	01/15/30	1,400	1,539,874
Denver (City & County of); Series 2012 B, Airport System RB	5.00%	11/15/37	1,850	1,941,112
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	895	843,940
Platte River Power Authority; Series 2009 HH, RB	5.00%	06/01/26	1,000	1,157,450
University of Colorado;
Series 2013 A, Enterprise RB(c)	5.00%	06/01/37	5,845	6,361,640
Series 2013 A, Enterprise RB(c)	5.00%	06/01/43	5,465	5,881,870
				32,362,068

Connecticut–0.57%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(b)(e)	6.60%	07/01/24	2,840	2,849,343
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(e)	5.50%	04/01/21	1,200	1,361,256
				4,210,599

District of Columbia–1.66%
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	2,125	1,841,525
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB	6.38%	10/01/34	2,400	2,628,840
Series 2009, Hospital RB	6.50%	10/01/29	700	777,623
District of Columbia Water & Sewer Authority;
Series 2007 A, Public Utility Sub. Lien RB (INS–AGM)(b)	5.50%	10/01/41	4,000	4,407,120
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGC)(b)(c)	5.00%	10/01/29	775	861,312
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS–AGC)(b)(c)	5.00%	10/01/34	1,575	1,706,040
				12,222,460

Florida–9.32%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/17	1,000	1,043,560
Series 2007, IDR	5.88%	11/15/36	1,000	926,780
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/41	1,000	1,102,300
Broward (County of);
Series 2012 A, Water & Sewer Utility RB	5.00%	10/01/37	2,270	2,458,478
Series 2013 C, Airport System RB	5.25%	10/01/38	2,450	2,624,293
Citizens Property Insurance Corp. (High Risk Account);
Series 2010 A-1, Sr. Sec. RB	5.00%	06/01/14	5,000	5,063,150
Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,200	2,502,764
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(g)	7.75%	05/15/35	1,300	1,301,573
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(g)	6.50%	05/15/20	1,300	1,301,638
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/42	1,400	1,495,410
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(b)	5.95%	07/01/20	285	306,244
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 B, Ref. RB(e)	5.13%	06/01/27	1,650	1,819,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS–AGC)(b)(c)(e)	5.38%	10/01/33	$975	$1,066,299
Series 2008 A, RB (INS–AGC)(b)(c)(e)	5.50%	10/01/38	2,175	2,385,714
Hillsborough (County of); Series 2006 A, Solid Waste & Resource Recovery RB (INS–BHAC)(b)(e)	4.50%	09/01/34	295	297,679
JEA; Series 2012 Three B, Electric System RB	5.00%	10/01/39	3,100	3,302,182
Lakeland (City of) (Lakeland Regional Health Systems);
Series 2006, Ref. Hospital System RB	5.00%	11/15/26	5,000	5,126,300
Series 2006, Ref. Hospital System RB	5.00%	11/15/32	5,000	5,065,400
Miami-Dade (County of) (Miami International Airport); Series 2002 A, Aviation RB (INS–AGM)(b)(e)	5.13%	10/01/35	5,000	5,002,150
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/40	1,250	1,282,337
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	640	695,584
Miami-Dade (County of);
Series 2012 A, Ref. Aviation RB(e)	5.00%	10/01/28	1,000	1,061,240
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/32	1,150	1,210,225
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/35	1,820	1,891,417
Series 2012 B, Ref. Sub. Special Obligation RB (INS–AGM)(b)	5.00%	10/01/35	1,950	2,057,874
Midtown Miami Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/24	505	505,727
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. RB	5.38%	07/01/20	930	936,464
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(h)	6.13%	05/01/35	120	1
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/35	125	124,994
Series 2010 B, Capital Improvement RB	5.13%	05/01/17	220	211,376
Palm Beach (County of) Health Facilities Authority (The Waterford); Series 2007, RB	5.88%	11/15/37	1,100	1,114,872
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS–BHAC)(b)(c)	5.50%	10/01/23	2,600	3,132,064
Series 2011, Ref. RB(c)	5.00%	10/01/31	2,565	2,737,471
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(d)	5.35%	05/01/18	3,250	3,745,755
Reunion East Community Development District; Series 2005, Special Assessment RB(h)	5.80%	05/01/36	590	410,345
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(g)	5.25%	10/01/27	400	415,716
Series 2007 A, Special Obligation RB(g)	5.75%	10/01/22	500	533,205
Seven Oaks Community Development District II; Series 2004 A, Special Assessment RB	5.88%	05/01/35	845	729,658
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/35	800	603,584
Sumter (County of) Industrial Development Authority (Central Florida Health Alliance); Series 2014 A, Hospital RB	5.25%	07/01/44	1,000	1,012,970
				68,603,967

Georgia–1.69%
Atlanta (City of) (Beltline);
Series 2009 B, Tax Allocation RB	6.75%	01/01/20	285	347,865
Series 2009 B, Tax Allocation RB	6.75%	01/01/20	520	634,702
Series 2009 B, Tax Allocation RB	7.38%	01/01/31	205	239,438
Atlanta (City of);
Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS–AGM)(b)	5.00%	01/01/33	3,500	3,548,090
Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	1,200	1,441,620
Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,300	1,556,893
Series 2009 A, Water & Wastewater RB	6.00%	11/01/29	1,200	1,430,088
Augusta (City of); Series 2005 B, Airport Passenger Facility Charge & General RB(e)	5.35%	01/01/28	1,000	1,004,250
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	6.00%	09/01/30	1,000	1,022,650
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/42	1,150	1,199,300
				12,424,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–0.82%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/24	$350	$371,871
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	1,850	1,963,553
Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/40	835	857,779
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	1,400	1,412,124
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.13%	01/01/42	780	792,527
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/36	625	642,131
				6,039,985

Hawaii–0.94%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group);
Series 2010 B, Special Purpose RB	5.75%	07/01/40	1,000	1,068,230
Series 2013 A, Ref. Special Purpose RB	5.50%	07/01/43	2,500	2,659,375
Hawaii (State of); Series 2010 A, Airport System RB	5.00%	07/01/39	2,050	2,130,524
Honolulu (City & County of); Series 2012 A, Unlimited Tax GO Bonds	5.00%	11/01/36	1,000	1,093,720
				6,951,849

Idaho–0.54%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2008 A, RB	6.50%	11/01/23	750	849,547
Series 2008 A, RB	6.75%	11/01/37	1,000	1,108,930
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	730	736,899
Regents of the University of Idaho; Series 2011, Ref. General RB(d)	5.25%	04/01/21	1,100	1,278,211
				3,973,587

Illinois–16.00%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	1,000	985,550
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/24	2,000	1,807,220
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.50%	11/01/40	725	738,920
Chicago (City of) (Diversey/Narragansett); Series 2006, COP	7.46%	02/15/26	670	515,109
Chicago (City of) (Midway Airport); Series 2013 A, Ref. Second Lien RB(e)	5.50%	01/01/31	2,650	2,804,707
Chicago (City of) (O’Hare International Airport);
Series 2005 A, Third Lien General Airport RB (INS–AGC)(b)(c)	5.25%	01/01/24	3,500	3,689,245
Series 2005 A, Third Lien General Airport RB (INS–AGC)(b)(c)	5.25%	01/01/25	11,500	12,143,195
Series 2008 A, Third Lien General Airport RB (INS–AGM)(b)(c)	5.00%	01/01/33	4,000	4,101,520
Series 2012 B, Ref. Passenger Facility Charge RB(e)	5.00%	01/01/30	4,500	4,684,725
Series 2013, Sr. Lien Customer Facility Charge RB	5.75%	01/01/38	2,450	2,562,896
Chicago (City of) Board of Education;
Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	12/01/27	3,800	3,977,574
Series 2008 C, Unlimited Tax GO Bonds (INS–AGM)(b)(c)	5.00%	12/01/27	3,975	4,160,752
Series 2011 A, Unlimited Tax GO Bonds(c)	5.00%	12/01/41	1,230	1,225,326
Series 2013 A3, Ref. Floating Rate Unlimited Tax GO Bonds(d)(i)	0.86%	06/02/18	1,000	1,000,000
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB(c)	5.25%	12/01/36	3,795	4,013,782
Chicago (City of);
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(b)(c)	5.25%	01/01/25	3,100	3,348,248
Series 2011, COP	7.13%	05/01/21	610	674,581
Series 2011, COP	7.13%	05/01/21	410	453,407
Series 2011 A, Sales Tax RB	5.25%	01/01/38	1,905	2,009,356
Series 2012, Second Lien Wastewater Transmission RB	5.00%	01/01/42	3,350	3,402,997
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/33	1,290	1,317,180
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(g)(h)	5.50%	03/01/17	982	294,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Deerfield (Village of);
Series 2011, Ref. CAB RB(f)	0.00%	10/01/31	$237	$51,225
Series 2011, Ref. RB	6.00%	10/01/42	441	354,824
Gilberts (Village of) Special Service Area No. 19 (The Conservancy); Series 2006-1, Special Tax RB(h)	5.38%	03/01/16	1,000	344,940
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2012 A, RB	5.00%	03/01/34	1,000	1,063,360
Illinois (State of) Finance Authority (Kish Health System Obligated Group); Series 2008, Ref. Hospital RB	5.50%	10/01/22	1,125	1,203,379
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/42	1,000	1,016,650
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(c)	5.38%	08/15/24	2,200	2,508,704
Series 2009 A, RB(c)	5.75%	08/15/30	1,400	1,570,688
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2007 A, RB	5.75%	11/15/37	3,500	3,667,335
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	1,700	1,020,170
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	1,250	1,358,375
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/37	1,000	1,010,260
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	1,905	2,256,644
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB	5.50%	08/01/37	3,500	3,718,890
Illinois (State of) Finance Authority (Swedish American Hospital); Series 2004, RB (INS–AMBAC)(b)	5.00%	11/15/31	1,675	1,679,539
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2010 A, Ref. RB	6.00%	08/15/38	1,675	1,763,071
Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB	6.00%	05/15/25	1,000	990,250
Series 2005 A, RB	6.00%	05/15/37	1,350	1,230,484
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB(c)	5.50%	08/15/41	2,370	2,528,529
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(c)	5.25%	10/01/52	3,630	3,824,132
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010 A, RB	5.50%	06/15/50	2,265	2,338,318
Series 2012 B, RB(c)	5.00%	12/15/28	1,700	1,864,849
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(c)	5.00%	01/01/38	3,875	4,036,355
Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/38	2,450	2,607,143
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/33	1,250	1,319,725
Peoria (County of); Series 2011, Unlimited Tax GO Bonds(c)	5.00%	12/15/41	3,075	3,225,460
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	3,800	4,393,028
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(h)	6.25%	03/01/35	958	484,853
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	820	800,443
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(e)	7.00%	12/01/42	495	490,090
Will County Community School District No. 161 (Summit Hill);
Series 1999, Unlimited Tax CAB GO Bonds(f)(j)	0.00%	01/01/16	675	669,499
Series 1999, Unlimited Tax CAB GO Bonds(f)(j)	0.00%	01/01/19	425	397,813
Series 1999, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(f)	0.00%	01/01/16	1,335	1,275,646
Series 1999, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(f)	0.00%	01/01/19	990	838,500
				117,814,356

Indiana–3.84%
Indiana (State of) Finance Authority (Ascension Health Senior Credit); Series 2006 B-6, RB(c)	5.00%	11/15/36	5,600	5,691,168
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.25%	10/01/31	2,320	2,540,771
Indiana (State of) Finance Authority (Deaconess Hospital Obligated Group); Series 2009 A, Hospital RB	6.75%	03/01/39	1,440	1,598,818
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	1,600	1,711,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013, Private Activity RB(e)	5.00%	07/01/40	$3,850	$3,855,428
Series 2013 A, Private Activity RB(e)	5.00%	07/01/35	500	510,600
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	610	604,907
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	2,670	2,587,871
Indiana (State of) Municipal Power Agency; Series 2013 A, Power Supply System RB	5.25%	01/01/33	1,250	1,372,262
Indianapolis Local Public Improvement Bond Bank;
Series 2011 K, RB	5.00%	06/01/27	2,000	2,183,800
Series 2013 F, RB(c)	5.00%	02/01/30	3,240	3,597,890
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(e)	6.75%	01/01/34	1,500	1,582,545
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(g)	5.75%	09/01/42	500	473,260
				28,311,208

Iowa–0.34%
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	1,400	1,257,270
Pottawattamie (County of) (Christian Homes Inc.); Series 2007 E, Ref. RB	5.75%	05/15/26	1,200	1,225,956
				2,483,226

Kansas–0.77%
Cowley County Unified School District No. 465 (Winfield); Series 2003, Unlimited Tax GO Bonds (INS–NATL)(b)	5.25%	10/01/22	70	70,230
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB(c)	5.75%	11/15/38	3,500	3,863,440
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.75%	07/01/38	1,575	1,728,106
				5,661,776

Kentucky–1.93%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); SubSeries 2008 A-1, RB (INS–AGC)(b)	5.75%	12/01/28	1,500	1,579,230
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB	6.38%	06/01/40	1,225	1,288,639
Series 2010 A, Hospital RB	6.50%	03/01/45	1,600	1,701,840
Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/24	1,610	1,838,377
Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/25	1,815	2,070,625
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, First Tier Toll RB	5.75%	07/01/49	1,000	1,053,640
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.);
Series 2006, Health System RB	5.25%	10/01/36	3,545	3,588,462
Series 2013 A, Health System RB	5.50%	10/01/33	1,000	1,069,120
				14,189,933

Louisiana–2.00%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(h)	5.25%	07/01/17	989	390,556
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,150	1,217,700
Louisiana Citizens Property Insurance Corp.; Series 2009 C-2, Assessment RB (INS–AGC)(b)	6.75%	06/01/26	2,000	2,329,460
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/98; Cost $3,537,642)(g)	5.75%	10/30/18	3,538	3,546,380
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	2,450	2,461,466
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/31	860	872,556
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/32	1,635	1,657,187
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/33	1,375	1,390,895
Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/30	860	887,056
				14,753,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–0.45%
Maryland (State of) Health & Higher Educational Facilities Authority (Mercy Medical Center); Series 2007 A, RB	5.50%	07/01/42	$1,400	$1,417,766
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,080	1,112,044
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/25	765	805,361
				3,335,171

Massachusetts–8.86%
Berkshire Wind Power Cooperative Corp.; Series 2010 1, RB	5.25%	07/01/30	350	370,423
Boston (City of) Water & Sewer Commission; Series 2009 A, Ref. General RB	5.00%	11/01/26	1,000	1,139,660
Massachusetts (State of) Bay Transportation Authority;
Series 2006 B, Sr. Sales Tax RB	5.25%	07/01/21	1,000	1,225,500
Series 2007 A-2, Sr. Sales Tax CAB RB(f)	0.00%	07/01/21	715	556,520
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2010 B, Metropolitan Highway Systems RB	5.00%	01/01/35	4,020	4,280,134
Massachusetts (State of) Department of Transportation; Series 1997 C, Sr. Turnpike Metropolitan Highway System CAB RB (INS–NATL)(b)(f)	0.00%	01/01/22	1,550	1,257,964
Massachusetts (State of) Development Finance Agency (Berklee College of Music); Series 2007 A, RB	5.00%	10/01/32	2,150	2,339,092
Massachusetts (State of) Development Finance Agency (Boston College);
Series 2008, RB	5.50%	06/01/26	400	491,908
Series 2010 R-1, RB	5.00%	07/01/31	350	383,887
Massachusetts (State of) Development Finance Agency (Boston University); Series 2013 U-1, Floating Rate RB(d)(i)	0.61%	03/30/17	2,000	1,997,071
Massachusetts (State of) Development Finance Agency (Broad Institute); Series 2011 A, RB	5.25%	04/01/37	500	532,680
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligation); Series 2004, RB (INS–AGC)(b)	5.13%	11/15/35	500	517,595
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS–NATL)(b)	5.38%	02/01/28	500	552,545
Massachusetts (State of) Development Finance Agency (Carleton-Willard Village); Series 2010, RB	5.63%	12/01/30	700	738,416
Massachusetts (State of) Development Finance Agency (CLG Pharmacy & Allied Health); Series 2005 D, RB(d)(j)	5.00%	07/01/15	500	532,175
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2010 A, RB	5.00%	01/01/40	250	251,303
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/24	250	250,320
Series 2005, RB	5.50%	01/01/35	450	439,335
Massachusetts (State of) Development Finance Agency (Hampshire College); Series 2004, RB	5.70%	10/01/34	1,000	1,006,130
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2008 B, RB(c)	5.00%	10/01/38	8,000	8,767,200
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(b)	5.25%	07/01/33	300	323,934
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/39	353	291,257
Series 2011 A-1, RB	6.25%	11/15/46	567	456,418
Series 2011 A-2, RB	5.50%	11/15/46	49	35,109
Series 2011 B, CAB RB(f)	0.00%	11/15/56	243	1,141
Massachusetts (State of) Development Finance Agency (Lowell General Hospital); Series 2010 C, RB	5.13%	07/01/35	500	507,395
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology);
Series 2002 K, RB(c)	5.50%	07/01/32	2,500	3,242,050
Series 2008 A, RB	5.00%	07/01/38	1,500	1,637,100
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/42	500	501,470
Massachusetts (State of) Development Finance Agency (Mount Holyoke College); Series 2011 B, RB	5.00%	07/01/41	500	523,890
Massachusetts (State of) Development Finance Agency (Northeastern University); Series 2009 Y-2, Ref. RB	5.50%	10/01/24	750	869,633
Massachusetts (State of) Development Finance Agency (Partners Healthcare System); Series 2007 G, RB	5.00%	07/01/47	600	630,480
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	8.00%	04/15/39	250	287,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Springfield College); Series 2010, RB	5.63%	10/15/40	$500	$526,280
Massachusetts (State of) Development Finance Agency (SRBC); Series 2002 A, RB (INS–NATL)(b)	5.13%	08/01/28	1,000	1,000,750
Massachusetts (State of) Development Finance Agency (Sterling & Francine Clark Art); Series 2010, RB	5.00%	07/01/40	500	530,180
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2010, RB	5.13%	07/01/40	500	503,730
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	7.25%	01/01/32	825	979,696
Series 2011 I, RB	6.75%	01/01/36	500	574,140
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/31	500	519,840
Massachusetts (State of) Development Finance Agency (Wellesley College); Series 2012 J, RB	5.00%	07/01/42	150	161,702
Massachusetts (State of) Educational Financing Authority; Series 2011 J, RB(e)	5.63%	07/01/28	335	354,989
Massachusetts (State of) Port Authority (Conrac); Series 2011 A, RB	5.13%	07/01/41	250	260,058
Massachusetts (State of) Port Authority; Series 2010 A, RB	5.00%	07/01/40	300	311,277
Massachusetts (State of) School Building Authority (Partners Healthcare); Series 2012 L, RB	5.00%	07/01/41	3,425	3,615,190
Massachusetts (State of) School Building Authority;
Series 2007 A, Dedicated Sales Tax RB (INS–AMBAC)(b)(c)	4.50%	08/15/35	4,670	4,744,020
Series 2012 A, Dedicated Sales Tax RB (INS–AGM)(b)	5.00%	08/15/30	250	264,545
Massachusetts (State of) Water Resources Authority;
Series 2007 B, Ref. General RB (INS–AGM)(b)	5.25%	08/01/31	500	592,410
Series 2009 B, RB	5.00%	08/01/22	1,200	1,385,640
Series 2011 B, General RB	5.00%	08/01/28	200	227,002
Series 2011 C, Ref. General RB(c)	5.00%	08/01/30	3,500	3,919,475
Series 2011 C, Ref. General RB(c)	5.00%	08/01/31	2,000	2,227,100
Massachusetts (State of);
Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(b)	5.50%	08/01/30	1,500	1,897,170
Series 2004 C, Ref. Unlimited Tax GO Bonds (INS–NATL)(b)	5.50%	12/01/17	455	537,569
Series 2005, Ref. Special Obligation Dedicated Tax RB (INS–NATL)(b)	5.50%	01/01/23	1,000	1,190,710
Westford (Town of); Series 2003, Limited Tax GO Bonds (INS–AMBAC)(b)	5.25%	06/01/19	1,975	1,983,670
				65,244,233

Michigan–0.73%
Detroit (City of); Series 2001 C-1, Ref. Sr. Lien Sewage Disposal System RB (INS–AGM)(b)	7.00%	07/01/27	2,715	2,897,394
Kent (County of) Hospital Finance Authority (Spectrum Health System); Series 2008 A, RB(d)	5.50%	01/15/15	400	417,808
Saginaw (City of) Hospital Finance Authority (Covenant Medical Center, Inc.); Series 2010 H, Ref. RB	5.00%	07/01/30	2,000	2,046,760
				5,361,962

Minnesota–0.74%
Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB	6.38%	11/15/23	1,850	2,176,839
Series 2008 A, Health Care System RB	6.63%	11/15/28	1,200	1,418,700
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	1,850	1,892,532
				5,488,071

Missouri–1.73%
Cass (County of); Series 2007, Hospital RB	5.63%	05/01/38	1,300	1,304,199
Ellisville (City of) Industrial Development Authority (Gambrill Gardens);
Series 1999, Ref. & Improvement RB	6.10%	06/01/20	1,155	1,155,866
Series 1999, Ref. & Improvement RB	6.20%	06/01/29	1,000	982,780
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/27	750	837,187
Series 2011 A, Ref. RB	5.50%	09/01/28	1,515	1,670,939
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	495	535,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2005 B, Ref. Senior Living Facilities RB	5.13%	02/01/27	$1,200	$1,214,700
Series 2010, Senior Living Facilities RB	5.50%	02/01/42	1,000	1,023,270
Missouri (State of) Health & Educational Facilities Authority (St. Louis College of Pharmacy); Series 2013, RB	5.25%	05/01/33	1,175	1,223,081
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/27	625	623,244
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	675	677,761
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,500	1,468,770
				12,716,892

Nebraska–1.38%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB	5.00%	09/01/32	3,500	3,585,260
Series 2012, Gas RB	5.25%	09/01/37	2,485	2,576,398
Omaha (City of) Public Power District; Series 2011 B, RB(c)	5.00%	02/01/36	3,690	3,988,779
				10,150,437

Nevada–1.75%
Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS–AMBAC)(b)(e)	5.25%	07/01/34	4,000	4,004,160
Nevada (State of);
Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds(c)	5.00%	06/01/22	2,860	3,248,102
Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds(c)	5.00%	06/01/23	2,220	2,516,348
Reno (City of) (Renown Regional Medical Center); Series 2007 A, Hospital RB	5.25%	06/01/37	3,100	3,139,525
				12,908,135

New Hampshire–0.03%
New Hampshire (State of) Health & Education Facilities Authority (Covenant Health Systems Obligated Group); Series 2004, Health Care System RB	5.50%	07/01/34	250	250,290

New Jersey–19.59%
Bergen (County of) Utilities Authority; Series 2006, Water System PCR (INS–AMBAC)(b)	5.00%	12/15/31	1,750	1,843,240
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	750	675,953
Camden (County of) Municipal Utilities Authority;
Series 1990 B, Sewer CAB RB (INS–NATL)(b)(f)	0.00%	09/01/14	2,000	1,995,140
Series 1990 B, Sewer CAB RB (INS–NATL)(b)(f)	0.00%	09/01/15	2,500	2,466,875
Colts Neck (Township of) Board of Education; Series 2002, Unlimited Tax GO Bonds (INS–AGM)(b)	5.00%	02/01/21	1,000	1,147,890
East Orange (City of) Board of Education;
Series 1998, CAB COP (INS–AGM)(b)(f)	0.00%	08/01/19	1,845	1,597,862
Series 1998, CAB COP (INS–AGM)(b)(f)	0.00%	02/01/25	1,845	1,165,763
Series 1998, CAB COP (INS–AGM)(b)(f)	0.00%	02/01/28	2,850	1,498,559
Essex (County of) Improvement Authority (Newark); Series 2010 A, RB	6.25%	11/01/30	1,000	1,088,740
Essex (County of) Improvement Authority; Series 2004, Ref. Project Consolidation RB (INS–NATL)(b)	5.50%	10/01/28	1,000	1,217,670
Essex (County of) Utilities Authority; Series 2009, Ref. Solid Waste RB (INS–AGC)(b)	5.00%	04/01/21	775	863,265
Garden State Preservation Trust;
Series 2003 B, Open Space & Farmland Preservation CAB RB (INS–AGM)(b)(f)	0.00%	11/01/25	2,000	1,368,460
Series 2005 A, Open Space & Farmland Preservation RB (INS–AGM)(b)	5.75%	11/01/28	1,000	1,248,980
Hudson (County of) Improvement Authority; Series 2010 A, Ref. Solid Waste System RB	6.00%	01/01/40	1,000	1,108,980
Middlesex (County of) Improvement Authority (Administration Building Residential Rental Housing); Series 2001, RB (CEP–FNMA)(e)	5.35%	07/01/34	1,000	1,000,200
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2010 B, Ref. Water Facilities RB(e)	5.60%	11/01/34	1,000	1,084,630
New Jersey (State of) Economic Development Authority (Cranes Mill); Series 2008, First Mortgage RB	6.00%	07/01/38	1,000	1,021,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill);
Series 2002, Ref. Special Assessment RB	5.75%	10/01/21	$1,500	$1,634,475
Series 2002, Ref. Special Assessment RB	5.75%	04/01/31	1,000	1,052,430
New Jersey (State of) Economic Development Authority (Lions Gate); Series 2005 A, First Mortgage RB	5.88%	01/01/37	375	359,516
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.);
Series 2007, RB	5.13%	06/15/27	525	537,175
Series 2007, RB	5.13%	06/15/37	700	705,537
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/42	2,650	2,840,641
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility);
Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	500	501,400
Series 2006, Ref. Retirement Community RB	5.25%	11/15/36	500	469,980
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(e)	5.13%	01/01/34	1,250	1,276,275
Series 2013, Private Activity RB(e)	5.38%	01/01/43	1,000	1,024,660
New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead); Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	2,007,880
New Jersey (State of) Economic Development Authority;
Series 1992, RB (INS–NATL)(b)	5.90%	03/15/21	35,000	40,880,700
Series 2004 A, Motor Vehicle RB (INS–BHAC)(b)(c)	5.25%	07/01/26	7,000	8,573,880
Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(b)	5.50%	09/01/26	1,500	1,788,045
Series 2007 U, School Facilities RB (INS–AGM)(b)(c)	5.00%	09/01/32	7,000	7,599,060
Series 2009 Z, School Facilities Construction RB (INS–AGC)(b)	5.50%	12/15/34	1,000	1,117,480
Series 2012, Ref. RB	5.00%	06/15/29	1,000	1,047,290
New Jersey (State of) Educational Facilities Authority (Institute of Technology); Series 2010 H, RB	5.00%	07/01/31	500	533,070
New Jersey (State of) Educational Facilities Authority (Kean University); Series 2009 A, Ref. RB	5.50%	09/01/36	500	541,240
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.); Series 2011, RB	6.00%	07/01/41	750	859,710
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2011 A, Ref. RB	5.63%	07/01/32	1,000	1,069,610
New Jersey (State of) Health Care Facilities Financing Authority (Childrens Specialized Hospital); Series 2005 A, RB	5.50%	07/01/36	1,500	1,517,655
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack University Medical Center); Series 2008, RB (INS–AGC)(b)	5.13%	01/01/27	1,000	1,058,630
New Jersey (State of) Health Care Facilities Financing Authority (Holy Name Medical Center); Series 2010, Ref. RB	5.00%	07/01/25	500	515,300
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System); Series 2007, RB (INS–AGC)(b)	5.00%	07/01/38	1,940	2,008,695
New Jersey (State of) Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital); Series 2010, Ref. RB	5.00%	07/01/31	550	573,133
New Jersey (State of) Health Care Facilities Financing Authority (South Jersey Hospital);
Series 2006, RB	5.00%	07/01/36	2,000	2,020,100
Series 2006, RB	5.00%	07/01/46	2,000	2,015,240
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.); Series 2004 A, Ref. RB(j)	5.25%	07/01/23	1,000	1,225,970
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	1,000	1,023,860
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic, Inc.); Series 1994, RB(j)	6.75%	07/01/19	4,250	5,072,205
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2009 A, Student Loan RB	5.63%	06/01/30	1,500	1,618,515
Series 2010 1-A, Ref. Student Loan RB(c)	5.00%	12/01/25	4,310	4,533,775
Series 2010 1-A, Ref. Student Loan RB(c)	5.00%	12/01/26	2,715	2,855,963
New Jersey (State of) Transportation Trust Fund Authority;
Series 1999 A, Transportation System RB	5.75%	06/15/18	1,000	1,195,270
Series 2009 A, Transportation System CAB RB(f)	0.00%	12/15/39	6,000	1,454,280
Series 2010 A, Transportation System CAB RB(f)	0.00%	12/15/30	1,600	704,896
Series 2010 A, Transportation System CAB RB(f)	0.00%	12/15/31	3,000	1,239,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority;
Series 1991 C, RB(j)	6.50%	01/01/16	$135	$150,480
Series 1991 C, RB(j)	6.50%	01/01/16	655	695,099
Series 1991 C, RB (INS–AGM)(b)	6.50%	01/01/16	580	646,509
Series 1991 C, RB (INS–NATL)(b)	6.50%	01/01/16	255	282,912
Series 2005 A, Ref. RB (INS–AGM)(b)	5.25%	01/01/27	705	839,359
Series 2009 E, RB	5.25%	01/01/40	1,000	1,071,930
Series 2013 A, RB	5.00%	01/01/38	5,600	5,942,552
New Jersey Institute of Technology; Series 2012 A, RB	5.00%	07/01/42	500	527,335
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009 A, City-Secured Police Facility RB (INS–AGC)(b)	6.75%	12/01/38	600	695,772
Passaic (County of) Improvement Authority (200 Hospital Plaza Corp.); Series 2010, RB	5.00%	05/01/42	500	524,440
Rahway Valley Sewerage Authority; Series 2005 A, Sewer CAB RB (INS–NATL)(b)(f)	0.00%	09/01/32	5,000	2,123,850
Salem (County of) Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS–AGM)(b)	5.25%	08/15/32	1,300	1,313,273
				144,259,779

New Mexico–0.87%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(d)	5.20%	06/01/20	1,000	1,104,510
Series 2010 C, Ref. PCR	5.90%	06/01/40	2,100	2,229,255
Jicarilla Apache Nation; Series 2003 A, RB(g)	5.00%	09/01/18	1,500	1,492,230
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(c)	6.38%	08/01/32	1,350	1,546,290
				6,372,285

New York–12.30%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	6.25%	07/15/40	1,370	1,470,572
Series 2009, PILOT RB	6.38%	07/15/43	570	613,976
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/28	1,000	1,151,460
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/30	1,500	1,675,020
Series 2010 D, RB	5.25%	11/15/26	2,500	2,791,925
Series 2013 A, RB	5.00%	11/15/38	1,850	1,959,816
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 2010, Special Obligation RB	6.00%	12/01/42	710	774,866
Series 2010 8, Special Obligation RB	6.00%	12/01/36	2,050	2,241,039
New York & New Jersey (States of) Port Authority;
Eighty-Fifth Series 1993, Consolidated RB (INS–NATL)(b)	5.38%	03/01/28	2,000	2,362,920
One Hundred Fifty-Second Series 2008, Consolidated RB(c)(e)	5.00%	11/01/28	3,700	3,922,037
One Hundred Forty-Fourth Series 2006, Consolidated RB(c)	5.00%	10/01/35	14,900	16,021,226
New York (City of) Municipal Water Finance Authority;
Series 2008 AA, Water & Sewer System RB(c)	5.00%	06/15/22	2,500	2,907,600
Series 2013 DD, Water & Sewer System RB	5.00%	06/15/35	3,200	3,504,800
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/39	3,400	3,702,736
SubSeries 2011 D-1, Future Tax Sec. RB(c)	5.00%	11/01/33	4,845	5,270,682
SubSeries 2013 I, Future Tax Sec. RB	5.00%	05/01/38	5,000	5,398,500
New York (City of);
Series 2004 G, Unlimited Tax GO Bonds(d)(j)	5.00%	12/01/14	1,410	1,462,325
Series 2004 G, Unlimited Tax GO Bonds	5.00%	12/01/27	1,590	1,639,433
Series 2012 F, Ref. Unlimited Tax GO Bonds	5.00%	08/01/31	1,265	1,376,573
SubSeries 2008 I-1, Unlimited Tax GO Bonds(c)	5.00%	02/01/26	4,775	5,351,868
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(c)	5.00%	03/15/30	2,220	2,460,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2009 C, RB (INS–AGC)(b)	5.00%	10/01/23	$3,000	$3,401,640
New York (State of) Dormitory Authority;
Series 1995 A, City University System Consolidated RB	5.63%	07/01/16	6,705	7,148,737
Series 2013 A, General Purpose Personal Income Tax RB	5.00%	02/15/37	1,750	1,893,727
New York (State of) Thruway Authority (Transportation);
Series 2009 A, Personal Income Tax RB(c)	5.00%	03/15/26	1,800	2,062,548
Series 2009 A, Personal Income Tax RB(c)	5.00%	03/15/27	2,000	2,270,720
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB(c)	5.00%	12/15/31	1,905	2,173,281
New York City Housing Development Corp.; Series 2007 E-1, MFH RB(e)	5.35%	11/01/37	1,600	1,640,048
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	1,870	1,924,230
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $848,563)(g)(h)	6.13%	02/15/19	1,000	10
				90,575,007

North Carolina–1.16%
North Carolina (State of) Eastern Municipal Power Agency; Series 2009 B, Power System RB	5.00%	01/01/26	4,300	4,691,816
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	800	782,776
North Carolina (State of) Turnpike Authority; Series 2011, Monroe Connector System State Appropriation RB(c)	5.00%	07/01/36	2,870	3,089,641
				8,564,233

North Dakota–0.41%
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	1,000	1,027,400
Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facilities RB	5.13%	07/01/29	2,000	2,021,160
				3,048,560

Ohio–20.63%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	250	206,865
Akron (City of) (Community Learning Centers); Series 2012, Ref. Income Tax RB	5.00%	12/01/33	1,270	1,376,616
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/32	1,190	1,242,027
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/37	2,470	2,574,506
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/20	1,000	1,148,330
American Municipal Power, Inc. (Prairie State Energy Campus); Series 2008 A, RB (INS–AGC)(b)	5.25%	02/15/19	3,000	3,440,100
Bowling Green (City of) (CFP I LLC–Bowling Green State University); Series 2010, Student Housing RB	5.75%	06/01/31	1,000	1,026,020
Butler (County of) (Kettering Health Network Obligated Group); Series 2011, Hospital Facilities RB	6.38%	04/01/36	375	425,051
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion); Series 2007 A, Health Care RB	6.00%	11/01/38	700	701,302
Cincinnati (City of); Series 2011 A, Ref. Water System RB(c)	5.00%	12/01/36	5,000	5,418,850
Cleveland (City of) & Cuyahoga (County of) Port Authority (Euclid Avenue-Fenn); Series 2005, Student Housing RB (INS–AMBAC)(b)	5.00%	08/01/28	1,000	940,170
Cleveland (City of); Series 2005, Ref. Limited Tax GO Bonds (INS–AGM)(b)	5.50%	10/01/19	2,825	3,430,482
Columbus City School District;
Series 2009, School Facility Construction & Improvement Unlimited Tax GO Bonds	5.00%	12/01/24	1,000	1,156,370
Series 2009, School Facility Construction & Improvement Unlimited Tax GO Bonds	5.00%	12/01/26	1,000	1,157,450
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	795	797,576
Cuyahoga (County of) (Medical Mart/Convention Center); Series 2010 F, Economic Development RB	5.00%	12/01/27	500	544,710
Finneytown Local School District; Series 1997, School Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	6.20%	12/01/17	420	468,468
Franklin (County of) (Ohio Presbyterian Retirement Services); Series 2010 A, Health Care Facilities Improvement RB	5.63%	07/01/26	1,000	1,061,130
Franklin (County of) (OhioHealth Corp.);
Series 2011 A, Hospital Facilities RB(c)	5.00%	11/15/36	930	975,719
Series 2011 A, Hospital Facilities RB	5.00%	11/15/36	750	786,870
Series 2011 A, Hospital Facilities RB(c)	5.00%	11/15/41	1,500	1,561,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	$1,250	$1,228,200
Hamilton (County of) (Metropolitan Sewer District); Series 2005 B, Sewer System Improvement RB (INS–NATL)(b)	5.00%	12/01/30	1,000	1,057,250
Hamilton (County of) (Stratford Heights-University of Cincinnati); Series 2010, Ref. Student Housing RB (INS–AGM)(b)	5.00%	06/01/30	1,000	1,068,810
Hamilton (County of);
Series 2000 B, Sales Tax CAB RB (INS–AMBAC)(b)(f)	0.00%	12/01/23	2,000	1,393,000
Series 2011 A, Ref. Sales Tax RB	5.00%	12/01/32	1,000	1,054,130
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	1,300	1,438,593
Kent State University; Series 2009 B, General Receipts RB (INS–AGC)(b)	5.00%	05/01/28	1,000	1,112,040
Lakewood City School District; Series 2007, Ref. School Improvement Unlimited Tax GO Bonds (INS–AGM)(b)(c)	4.50%	12/01/31	8,000	8,229,280
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(b)	5.00%	04/01/24	1,475	1,631,202
Series 2006 H, Hospital Facilities RB (INS–AGC)(b)(c)	5.00%	02/01/24	5,840	6,454,251
Lucas (County of) (Lutheran Homes); Series 2010 A, Ref. & Improvement Health Care Facilities RB	7.00%	11/01/45	1,000	1,054,790
Lucas (County of) (ProMedica Healthcare); Series 2011 A, Hospital RB	5.75%	11/15/31	1,000	1,139,660
Lucas (County of) (Promedica Healthcare); Series 2011 A, Hospital RB	6.00%	11/15/41	1,000	1,124,840
Medina City School District (School Facilities); Series 2008, COP (INS–AGC)(b)	5.25%	12/01/31	1,000	1,097,810
Miami (County of) (Upper Valley Medical Center); Series 2006, Ref. & Improvement Hospital Facility RB	5.25%	05/15/26	700	724,164
Miami University; Series 2011, Ref. General Receipts RB(c)	5.00%	09/01/31	5,050	5,464,908
Montgomery (County of) (Catholic Health Initiatives); Series 2006 C-1, RB (INS–AGM)(b)(c)	5.00%	10/01/41	9,125	9,302,938
Montgomery (County of) (Kettering Medical Center); Series 1996, Ref. & Improvement Hospital RB (INS–NATL)(b)	6.25%	04/01/20	2,270	2,636,991
Montgomery (County of) (Miami Valley Hospital);
Series 2009 A, RB(d)(j)	6.00%	11/15/14	1,550	1,613,689
Series 2009 A, RB(d)(j)	6.25%	11/15/14	1,100	1,147,168
Series 2009 A, RB(d)(j)	6.25%	11/15/14	1,000	1,042,880
Series 2009 B, RB(d)	5.25%	11/15/14	500	517,495
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/30	1,000	1,060,080
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/48	1,000	770,560
Norwood (City of) (Cornerstone at Norwood); Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/31	1,340	1,347,089
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B, Hospital RB(c)	5.13%	01/01/28	4,000	4,438,880
Series 2009 B, Hospital RB(c)	5.50%	01/01/34	1,000	1,081,140
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(d)	5.80%	12/01/19	1,500	1,603,725
Ohio (State of) Air Quality Development Authority (Dayton Power); Series 2006, RB (INS–BHAC)(b)(c)(e)	4.80%	09/01/36	15,500	15,588,970
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009, Ref. PCR(d)	2.25%	09/15/16	1,000	1,005,270
Series 2009 A, RB	5.70%	08/01/20	625	700,431
Series 2009 C, Ref. PCR	5.63%	06/01/18	3,450	3,835,572
Ohio (State of) Higher Educational Facility Commission (Hospital University); Series 2007, RB (INS–BHAC)(b)(c)	4.75%	01/15/46	10,000	10,071,200
Ohio (State of) Higher Educational Facility Commission (Summa Health System);
Series 2010, Hospital Facilities RB	5.75%	11/15/35	1,585	1,685,949
Series 2010, Hospital Facilities RB	5.75%	11/15/40	600	638,214
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB(d)(j)	6.75%	01/15/15	2,000	2,116,700
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2011 A, RB	5.38%	12/01/30	750	823,763
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(e)	5.85%	09/20/28	885	954,021
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program);
Series 1999 A1, Residential Mortgage RB (CEP–GNMA)(e)	5.25%	09/01/30	95	95,071
Series 2008 F, Residential Mortgage RB (CEP–GNMA)(c)	5.50%	09/01/39	571	577,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Housing Finance Agency;
Series 1985, SFH Mortgage RB(d)(f)(j)	0.00%	07/15/14	$4,850	$4,610,604
Series 1985, SFH Mortgage RB(f)(j)	0.00%	01/15/15	5,550	5,536,902
Ohio (State of) Municipal Electric Generation Agency (Joint Venture 5); Series 2001, Beneficial Interest Ctfs. (INS–NATL)(b)(f)	0.00%	02/15/30	1,000	496,070
Ohio (State of) Turnpike Commission; Series 2010 A, Ref. RB	5.00%	02/15/31	1,000	1,078,700
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(d)	5.88%	06/01/16	2,375	2,577,326
Ohio State University;
Series 2010 D, RB(j)	5.00%	12/01/30	45	55,740
Series 2010 D, RB	5.00%	12/01/30	955	1,134,741
Summit (County of) Port Authority (University of Akron Student Housing); Series 2011, Lease RB	5.00%	01/01/30	500	536,915
Toledo (City of); Series 2010, Ref. Various Purpose Improvement Limited Tax GO Bonds (INS–AGM)(b)	5.00%	12/01/28	1,000	1,085,510
Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/35	800	800,528
University of Cincinnati; Series 2010 F, General Receipts RB	5.00%	06/01/34	750	799,245
University of Toledo; Series 2011 B, General Receipts RB	5.00%	06/01/29	650	704,827
Vandalia Butler City School District; Series 2009, School Improvement Unlimited Tax GO Bonds	5.00%	12/01/29	1,000	1,067,210
Wright State University; Series 2011 A, General Receipts RB	5.00%	05/01/31	1,000	1,062,100
				151,915,074

Oklahoma–0.01%
Oklahoma (State of) Housing Finance Agency; Series 1991 B, SFH Mortgage RB (CEP–GNMA)(e)	8.00%	08/01/18	40	40,822

Pennsylvania–1.41%
Delaware River Port Authority;
Series 2010 D, RB	5.00%	01/01/35	1,000	1,059,870
Series 2010 D, RB	5.00%	01/01/40	1,750	1,834,228
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/42	1,900	1,962,149
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS–AGC)(b)	5.00%	06/01/39	1,825	1,895,317
SubSeries 2010 B-2, Sub. Conv. CAB RB(k)	5.75%	12/01/28	2,250	2,273,962
SubSeries 2010 B-2, Sub. Conv. CAB RB(k)	6.00%	12/01/34	1,400	1,389,500
				10,415,026

Puerto Rico–1.08%
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS–AMBAC)(b)	5.50%	07/01/28	1,250	1,024,863
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, Government Facilities RB(d)(j)	5.25%	07/01/14	90	91,518
Puerto Rico Sales Tax Financing Corp.;
First SubSeries 2010, Conv. CAB RB(k)	6.25%	08/01/33	1,260	683,890
Series 2011 C, RB	5.00%	08/01/40	900	737,388
Series 2011 C, RB(c)	5.25%	08/01/40	3,495	2,935,136
Series 2011 C, RB	5.25%	08/01/40	3,000	2,519,430
				7,992,225

South Carolina–2.32%
Charleston Educational Excellence Finance Corp. (Charleston County School District);
Series 2005, Installment Purchase RB(c)(d)(j)	5.25%	12/01/15	1,000	1,088,130
Series 2005, Installment Purchase RB(c)(d)(j)	5.25%	12/01/15	3,000	3,264,390
South Carolina (State of) Educational Facilities Authority (Furman University); Series 2006 B, VRD RB(l)	0.10%	10/01/39	4,700	4,700,000
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/30	1,600	1,680,000
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/39	1,000	1,056,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	$517	$327,992
Series 2012, Ref. Sub. CAB RB(f)	0.00%	11/15/47	222	2,215
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons);
Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	900	866,016
Series 2006, Ref. First Mortgage Health Facilities RB	5.30%	10/01/36	1,000	905,710
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2010 B, Ref. RB(c)	5.00%	01/01/33	3,000	3,162,120
				17,052,663

Tennessee–0.90%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/36	2,225	2,289,725
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, Ref. RB (INS–BHAC)(b)(c)	5.25%	09/01/27	2,650	2,822,701
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.63%	09/01/26	1,500	1,512,795
				6,625,221

Texas–14.10%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(e)	4.85%	04/01/21	1,575	1,647,434
Dallas (City of) (Civic Center Convention Complex);
Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/18	1,225	1,406,912
Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/19	1,440	1,665,000
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	265	265,957
Dallas-Fort Worth (Cities of) International Airport;
Series 2012 G, Ref. RB	5.00%	11/01/34	4,000	4,221,280
Series 2012 G, Ref. RB	5.00%	11/01/35	2,390	2,507,970
Series 2013 A, Joint Improvement RB(e)	5.00%	11/01/30	1,825	1,918,604
El Paso (County of) Hospital District; Series 2008 A, Limited Tax GO Bonds (INS–AGC)(b)(c)	5.00%	08/15/37	5,250	5,539,433
Fort Bend (County of) Grand Parkway Toll Road Authority; Series 2012, Limited Contract Tax & Sub. Lien RB	5.00%	03/01/37	2,000	2,153,640
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(d)(j)	7.25%	12/01/18	825	1,063,541
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	1,000	1,081,070
Houston (City of);
Series 2007 A, Ref. First Lien Combined Utility System RB (INS–AGM)(b)	5.00%	11/15/36	2,750	2,942,610
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/31	1,865	2,058,568
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/33	900	984,483
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/36	995	1,072,401
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(d)(i)	0.78%	06/01/17	1,600	1,600,000
Judson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (INS–AGC)(b)(c)	5.00%	02/01/37	3,320	3,485,037
Lower Colorado River Authority (LCRA Transmissions Services Corp.); Series 2011 A, Ref. RB	5.00%	05/15/41	1,400	1,442,182
Lower Colorado River Authority; Series 2012 A, Ref. RB	5.00%	05/15/30	2,340	2,533,822
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2007, RB	5.50%	02/15/32	1,100	1,113,145
Series 2009, Ref. & Improvement RB	6.25%	02/15/37	1,450	1,537,913
Matagorda (County of) Navigation District No. 1 (CenterPoint Energy Houston Electric, LLC); Series 2004, Ref. Collateralized RB(d)	5.60%	03/01/14	1,250	1,262,963
North Texas Tollway Authority;
Series 2008 B, Ref. First Tier System RB	5.63%	01/01/28	1,000	1,108,140
Series 2008 B, Ref. First Tier System RB	6.00%	01/01/26	1,000	1,139,810
Series 2008 B, Ref. First Tier System RB	6.00%	01/01/27	1,250	1,417,850
Series 2008 F, Ref. Second Tier System RB	5.75%	01/01/33	2,850	3,050,440
Series 2011 A, Special Projects System RB(c)	5.50%	09/01/36	2,895	3,220,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
San Antonio (City of); Series 2013, Jr. Lien Electric & Gas Systems RB	5.00%	02/01/38	$2,795	$3,004,066
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,000	1,011,320
Series 2007, Retirement Facility RB	5.75%	11/15/37	550	548,532
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.25%	11/15/37	5,500	5,527,170
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, Retirement Facility RB	5.75%	02/15/25	450	451,328
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–AGC)(b)	6.25%	07/01/28	3,300	3,728,208
Texas (State of) Municipal Power Agency; Series 1993, CAB RB(f)(j)	0.00%	09/01/15	80	79,649
Texas (State of) Transportation Commission;
Series 2008, Mobility Fund Unlimited Tax GO Bonds(c)	5.00%	04/01/28	5,750	6,414,183
Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	4,130	4,179,643
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/27	2,500	2,875,775
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	5,860	7,032,996
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/27	1,500	1,561,635
Series 2012, Gas Supply RB	5.00%	12/15/28	1,475	1,524,737
Series 2012, Gas Supply RB	5.00%	12/15/30	1,500	1,539,630
Series 2012, Gas Supply RB	5.00%	12/15/31	4,475	4,576,985
Series 2012, Gas Supply RB	5.00%	12/15/32	1,000	1,019,180
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	1,550	1,726,545
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(e)	7.00%	12/31/38	1,475	1,648,711
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/37	1,975	1,939,805
				103,831,164

Utah–0.11%
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	800	800,192

Vermont–0.13%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	1,000	933,389

Virgin Islands–1.22%
University of the Virgin Islands; Series 2004 A, Improvement RB(d)(j)	5.38%	12/01/14	1,000	1,039,350
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo);
Series 2009 A, Sub. RB	6.75%	10/01/19	1,000	1,122,680
Series 2009 A, Sub. RB	6.63%	10/01/29	725	800,755
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 A, Sub. RB	6.00%	10/01/39	2,000	2,071,280
Series 2010 A, Sr. Lien RB	5.00%	10/01/25	1,775	1,899,978
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	2,000	2,052,400
				8,986,443

Virginia–1.36%
Tobacco Settlement Financing Corp.; Series 2005, Asset-Backed RB(j)	5.50%	06/01/26	1,800	1,881,090
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(e)	6.00%	01/01/37	970	1,034,747
Series 2012, Sr. Lien RB(e)	5.50%	01/01/42	2,950	3,037,231
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(e)	5.00%	07/01/34	3,155	3,111,209
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	895	956,218
				10,020,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.30%
Bellevue (City of) Convention Center Authority (Compound Interest); Series 1994, Ref. CAB RB (INS–NATL)(b)(f)	0.00%	02/01/24	$5,000	$3,582,100
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(e)	5.50%	07/01/26	1,525	1,728,298
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/28	1,350	1,223,316
Washington (State of) (SR 520 Corridor Program–Toll Revenue); Series 2011 C, Motor Vehicle Fuel Unlimited Tax GO Bonds(c)	5.00%	06/01/33	1,500	1,647,585
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2011 A, RB(c)	5.00%	02/01/41	2,325	2,372,616
Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2011 A, RB(d)(j)	6.25%	05/15/21	1,025	1,328,841
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2012, RB	5.25%	10/01/46	1,250	1,282,500
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(g)	6.00%	01/01/27	1,545	1,579,592
Washington (State of) Tobacco Settlement Authority;
Series 2013, Ref. RB	5.25%	06/01/31	1,100	1,154,582
Series 2013, Ref. RB	5.25%	06/01/33	1,000	1,056,480
				16,955,910

West Virginia–1.07%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(e)	5.50%	10/15/37	3,500	3,520,895
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/20	1,000	1,048,040
Series 2008, RB	6.25%	10/01/23	1,100	1,128,523
West Virginia (State of) Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/34	1,060	1,122,805
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/39	1,020	1,072,081
				7,892,344

Wisconsin–0.93%
Superior (City of) (Superior Water, Light & Power Co.);
Series 2007 A, Ref. Collateralized Utility RB(e)	5.38%	11/01/21	450	481,266
Series 2007 B, Collateralized Utility RB(e)	5.75%	11/01/37	410	419,967
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(d)	5.13%	08/15/16	1,000	1,101,310
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group); Series 2009, RB	6.63%	02/15/39	1,305	1,434,404
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(c)(e)	5.30%	09/01/23	2,133	2,238,584
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/25	1,010	1,172,206
				6,847,737

Wyoming–0.32%
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(e)	5.60%	12/01/35	1,000	1,019,850
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,200	1,303,116
				2,322,966
TOTAL INVESTMENTS(m)–161.02% (Cost $1,124,244,793)				1,185,878,191
FLOATING RATE NOTE OBLIGATIONS–(26.95)%
Notes with interest rates ranging from 0.55% to 0.93% at 02/28/14 and contractual maturities of collateral ranging from 06/01/22 to 10/01/52 (See Note 1J)(n)				(198,465,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(35.66)%				(262,620,895)
OTHER ASSETS LESS LIABILITIES–1.59%				11,665,286
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$736,457,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Trust

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Co.
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SFH	– Single-Family Housing
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1J.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Security subject to the alternative minimum tax.
(f)	Zero coupon bond issued at a discount.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $17,609,672, which represented 2.39% of the Trust’s Net Assets.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2014 was $1,925,600, which represented less than 1% of the Trust’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(j)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(k)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	7.42%
Assured Guaranty Corp.	6.30
National Public Finance Guarantee Corp.	5.59

(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2014. At February 28, 2014, the Trust’s investments with a value of $353,175,184 are held by Dealer Trusts and serve as collateral for the $198,465,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Trust

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,124,244,793)	$1,185,878,191
Receivable for:
Investments sold	1,934,920
Interest	14,932,955
Deferred offering costs	129,407
Total assets	1,202,875,473

Liabilities:
Floating rate note obligations	198,465,000
Variable rate muni term preferred shares ($0.01 par value, 2,628 shares issued with liquidation preference of $100,000 per share)	262,620,895
Payable for:
Investments purchased	3,357,307
Amount due custodian	1,554,733
Dividends	131,213
Accrued fees to affiliates	287
Accrued trustees’ and officers’ fees and benefits	7,917
Accrued other operating expenses	58,923
Accrued interest expenses	221,616
Total liabilities	466,417,891
Net assets applicable to common shares	$736,457,582

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$798,339,925
Undistributed net investment income	3,195,707
Undistributed net realized gain (loss)	(126,711,448)
Net unrealized appreciation	61,633,398
$736,457,582

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	55,320,227
Net asset value per common share	$13.31
Market value per common share	$12.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Trust

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$56,511,590

Expenses:
Advisory fees	6,624,525
Administrative services fees	174,141
Custodian fees	27,747
Interest, facilities and maintenance fees	4,535,819
Transfer agent fees	91,802
Trustees’ and officers’ fees and benefits	53,606
Other	846,034
Total expenses	12,353,674
Net investment income	44,157,916

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(15,686,184)
Change in net unrealized appreciation (depreciation) of investment securities	(51,208,782)
Net realized and unrealized gain (loss)	(66,894,966)
Net increase (decrease) in net assets from operations applicable to common shares	$(22,737,050)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Trust

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$44,157,916	$36,431,680
Net realized gain (loss)	(15,686,184)	700,421
Change in net unrealized appreciation (depreciation)	(51,208,782)	17,658,823
Net increase (decrease) in net assets resulting from operations	(22,737,050)	54,790,924
Distributions to auction rate preferred shareholders from net investment income	—	(45,576)
Net increase (decrease) in net assets from operations applicable to common shares	(22,737,050)	54,745,348
Distributions to shareholders from net investment income	(46,192,389)	(42,118,804)
Increase in transactions in common shares of beneficial interest	—	236,576,513
Net increase (decrease) in net assets applicable to common shares	(68,929,439)	249,203,057

Net assets applicable to common shares:
Beginning of year	805,387,021	556,183,964
End of year (includes undistributed net investment income of $3,195,707 and $4,962,541, respectively)	$736,457,582	$805,387,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Trust

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations applicable to common shares	$(22,737,050)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(168,513,785)
Proceeds from sales of short-term investments, net	3,237,929
Proceeds from sales of investments	177,695,284
Amortization of premium and deferred offering costs	3,217,147
Accretion of discount	(2,684,544)
Increase in receivables and other assets	(131,282)
Decrease in accrued expenses and other payables	(70,797)
Net realized loss from investment securities	15,686,184
Net change in unrealized depreciation on investment securities	51,208,782
Net cash provided by operating activities	56,907,868

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(46,199,297)
Decrease in payable for amount due custodian	(4,588,571)
Net proceeds from floating rate note obligations	(6,120,000)
Net cash provided by (used in) financing activities	(56,907,868)
Net increase in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,462,010

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Municipal Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Under normal market conditions, the Trust will invest at least 80% of its assets in municipal securities rated investment grade at the time of investment.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

28                         Invesco Municipal Trust

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.

Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.

29                         Invesco Municipal Trust

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB trust programs. There can be no assurances that TOB trusts can be restructured substantially similar to their present form, that new sponsors of TOB trusts would begin providing these services, or that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.55% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

30                         Invesco Municipal Trust

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2014, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2014, the Trust engaged in securities purchases of $391,053.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2014, the Trust paid legal fees of $127,830 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2014 were $207,976,659 and 0.56%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income — tax-exempt income	$46,192,389	$42,164,380
Ordinary income — tax-exempt VMTP shares	3,238,056	2,241,035
Total distributions	$49,430,445	$44,405,415

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$2,399,846
Net unrealized appreciation — investments	59,654,642
Post-October deferrals	(3,347,693)
Capital loss carryforward	(120,589,138)
Shares of beneficial interest	798,339,925
Total net assets	$736,457,582

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, bond premium amortization, accretion of discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

31                         Invesco Municipal Trust

The Trust has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$12,333,530	$—	$12,333,530
February 29, 2016	44,026,454	—	44,026,454
February 28, 2017	24,257,606	—	24,257,606
February 28, 2018	11,175,411	—	11,175,411
February 28, 2019	5,551,039	—	5,551,039
Not subject to expiration	6,424,418	16,820,680	23,245,098
	$103,768,458	$16,820,680	$120,589,138

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2014 was $172,835,045 and $176,718,121, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$72,681,164
Aggregate unrealized (depreciation) of investment securities	(13,026,522)
Net unrealized appreciation of investment securities	$59,654,642

Cost of investments for tax purposes is $1,126,223,549.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and VMTP Shares, on February 28, 2014, undistributed net investment income was increased by $267,639, undistributed net realized gain (loss) was increased by $1,387,683 and shares of beneficial interest was decreased by $1,655,322. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28, 2014	February 28, 2013
Beginning shares	55,320,227	39,092,346
Shares issued in connection with acquisition(a)	—	16,148,347
Shares issued through dividend reinvestment	—	79,534
Ending shares	55,320,227	55,320,227

(a)	As of the opening of business on October 15, 2012, Invesco Van Kampen Massachusetts Value Municipal Income Trust, Invesco Van Kampen Ohio Quality Municipal Trust and Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (the “Target Trusts”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on November 30, 2011 and by the shareholders of the Target Trusts on August 14, 2012. The reorganization was accomplished by a tax-free exchange of 16,148,347 shares of the Trust for 2,707,364 shares outstanding of Invesco Van Kampen Massachusetts Value Municipal Income Trust, 5,820,311 shares outstanding of Invesco Van Kampen Ohio Quality Municipal Trust and 6,081,319 shares outstanding of Invesco Van Kampen Trust for Investment Grade New Jersey Municipals as of the close of business on October 12, 2012. Common shares of the Target Trusts were exchanged for common shares of the Trust, based on the relative net asset value of the Target Trusts to the net asset value of the Trust as of the close of business on October 12, 2012. Invesco Van Kampen Massachusetts Value Municipal Income Trust’s net assets as of the close of business on October 12, 2012 of $37,132,166, including $5,544,284 of unrealized appreciation (depreciation), Invesco Van Kampen Ohio Quality Municipal Trust’s net assets as of the close of business on October 12, 2012 of $93,871,517, including $13,906,613 of unrealized appreciation (depreciation) and Invesco Van Kampen Trust for Investment Grade New Jersey Municipal’s net assets as of the close of business on October 12, 2012 of $104,418,197, including $18,266,771 of unrealized appreciation, were combined with those of the Trust. The net assets of the Trust immediately before the reorganization were $570,897,455 and $806,319,335 immediately after the reorganization.
The pro forma results of operations for the year ended February 28, 2013 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$45,032,239
Net realized/unrealized gains	23,680,738
Change in net assets resulting from operations	$68,712,977

The combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trusts that have been included in the Trust’s Statement of Operations since October 15, 2012.
The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

32                         Invesco Municipal Trust

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 17, 2012, the Trust issued 1,787 Series 2015/12-VKQ VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 17, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preference Shares (“ARPS”). VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VMTP Shares on June 1, 2015, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.15% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1.15% to 4.05% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2014 were $262,800,000 and 1.23%, respectively.

The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation preference.

The liquidation preference of VMTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.06625	March 14, 2014	March 31, 2014
April 1, 2014	$0.06625	April 14, 2014	April 30, 2014

33                         Invesco Municipal Trust

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2012		Four months ended February 28, 2011		Years ended October 31,
	2014		2013					2010		2009
Net asset value per common share, beginning of period	$14.56		$14.23	$12.40		$13.83		$12.99		$10.61
Net investment income(a)	0.80		0.81	0.90		0.32		1.00		1.07
Net gains (losses) on securities (both realized and unrealized)	(1.21)		0.47	1.90		(1.42)		0.81		2.21
Distributions paid to preferred shareholders from net investment income	N/A		(0.00)	(0.01)		(0.01)		(0.01)		(0.04)
Total from investment operations	(0.41)		1.28	2.79		(1.11)		1.80		3.24
Less: Dividends paid to common shareholders from net investment income	(0.84)		(0.95)	(0.96)		(0.32)		(0.96)		(0.86)
Net asset value per common share, end of period	$13.31		$14.56	$14.23		$12.40		$13.83		$12.99
Market value per common share, end of period	$12.21		$14.32	$14.90		$12.23		$14.32		$12.69
Total return at net asset value(b)	(2.17)%		9.22%	23.37%		(8.03)%		14.32%
Total return at market value(c)	(8.74)%		2.59%	30.97%		(12.39)%		21.17%		34.85%
Net assets applicable to common shares, end of period (000’s omitted)	$736,458		$805,387	$556,184		$483,501		$539,131		$505,455
Portfolio turnover rate(d)	15%		11%	14%		3%		10%		19%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.68	%(e)	1.56%	1.25	%(f)	1.27	%(f)(g)	1.12	%(f)	1.34	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(h)	1.06	%(e)	0.99%	1.03	%(f)	1.02	%(f)(g)	0.93	%(f)	1.05	%(f)
Without fee waivers and/or expense reimbursements	1.68	%(e)	1.56%	1.32	%(f)	1.34	%(f)(g)	1.23	%(f)	1.51	%(f)
Ratio of net investment income before preferred share dividends	6.00	%(e)	5.57%	6.82%		7.68	%(g)	7.48%		9.31%
Preferred share dividends	N/A		0.01%	0.05%		0.10	%(g)	0.09%
Ratio of net investment income after preferred share dividends	6.00	%(e)	5.56%	6.77%		7.58	%(g)	7.39%		9.00%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)(i)	$262,800		$262,800	$178,750		$211,250		$211,250		$236,250
Asset coverage per preferred share(i)(j)	$380,167		$406,337	$102,788		$82,219		$88,803		$78,488
Liquidating preference per preferred share(i)	$100,000		$100,000	$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $735,395.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.
(h)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(i)	For the years ended February 29, 2012 and prior, amounts are based on ARPS outstanding.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding.
N/A	= Not applicable

34                         Invesco Municipal Trust

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (“Complaint”) was filed by common shareholders on behalf of the trusts now known as Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”) in Rotz v. Van Kampen Asset Management. The Plaintiffs alleged that, prior to the tenure of the current adviser, Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was allegedly higher than market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters underlying the Complaint with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that the Independent Trustees had adopted the SLC recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $32,945 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will not have a material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

35                         Invesco Municipal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Trust (hereafter referred to as the “Trust”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the four month period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the year ended October 31, 2009 were audited by another independent registered public accounting firm whose report dated December 21, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

36                         Invesco Municipal Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

37                         Invesco Municipal Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1991	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	1991	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993-2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A

T-3                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Municipal Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms
N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06362                    VK-CE-MUNI-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$39,100	N/A	$59,875	N/A
Audit-Related Fee(2)	$0	0%	$42,180	0%
Tax Fees(3)	$31,315	0%	$14,550	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$72,338	0%	$116,605	0%

(g)	PWC billed the Registrant aggregate non-audit fees of $33,238 for the fiscal year ended 2014, and $56,730 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to variable municipal term preferred shares.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

November 2013

approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

November 2013

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

November 2013

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

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that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2000 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2009 and has been with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2001 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Municipal Trust
Thomas Byron	$10,001-$50,000	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Robert Wimmel	None	N/A	$100,001-$500,000

Assets Managed

The following information is as of February 28, 2014:

	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Municipal Trust
Thomas Byron	14	$12,664.6	None	None	None	None
Robert Stryker	14	$12,664.6	None	None	None	None
Robert Wimmel	14	$12,664.6	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate[6,7] Invesco Senior Secured[6,8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Municipal Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.